EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Tire Distributors, Inc. (the “Company”) on Form 10-Q for the period ending June 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard P. Johnson, Chairman and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Report:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ RICHARD P. JOHNSON

Richard P. Johnson
Chairman and Chief Executive Officer
American Tire Distributors, Inc.
August 12, 2003